SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 16, 2003

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)




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Item 5.  Other Events and Regulation FD Disclosure

     Effective April 16, 2003, Arun Netravali has joined the Registrant's Board of Directors (the "Board"), bringing the total number of directors serving on the Board to fourteen (14). Mr. Netravali is joining the Board as a Class III director. The term of all Class III directors will expire at the 2003 Annual Meeting of Stockholders.

Item 7.  Financial Statements and Exhibits

        (a)  Financial Statements of business acquired

             None

        (b)  Pro forma financial information

             None

        (c)  Exhibits

             None



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Level 3 Communications, Inc.



April 17, 2003                       By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Vice President